UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2021

AmeriCrew Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-174581	33-148545
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

21 Omaha Street, Dumont, NJ 07628

(Address of Principal Executive Office) (Zip Code)

201-387-7700

(Registrant’s telephone number, including area code)

PhoneBrasil International, Inc.

(Former name or address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The information contained above in Item 3.02 is hereby incorporated by reference into this Item1.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained above in Item 3.02 is hereby incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sale of Equity Securities.

December 16, 2021

On December 16, 2021, AmeriCrew Inc. (the “Company”) entered into a Securities Purchase Agreement (“SPA”) with investors (the “Purchasers”) whereby the three Purchasers lent the Company an aggregate of $130,000 gross proceeds and the Company issued these Purchasers Secured Convertible Promissory Notes (the “Notes”) and five-year warrants to purchase shares of common stock, par value $0.000001 per share of the Company at an exercise price of $1.9032 per share (the “Warrants”) pursuant to the terms and conditions of the SPA and secured by a Security Agreement. The proceeds shall be used for working capital.

The Notes are due December 2, 2023. The Notes bear interest at 8% per annum payable quarterly, subject to an increase in case of an event of default as provided for therein. The Notes are convertible into shares of Common Stock at any time following the date of issuance at each Purchaser’s option at a conversion price of $1.9032 per share, subject to certain adjustments. Furthermore, at any time after the 12 month anniversary of the date of issuance of the Notes, the Company may, after written notice to the Purchaser, redeem all of the then outstanding principal amount of the Notes for cash in an amount equal to the sum of 110% of the then outstanding principal amount of the Note, accrued but unpaid interest and all liquidated damages and other amounts due in respect of the Note (if any). The Notes contain a provision which provides each Purchaser the benefit of more favorable terms and conditions that are contained in any future securities offerings.

The Warrants are exercisable for five-years from December 2, 2021 at an exercise price of $1.9032 per share, subject to certain adjustments.

The Company’s obligations under the Notes are secured by a first priority lien on all of the assets of the Company and its wholly-owned subsidiaries pursuant to a Security Agreement, dated December 16, 2021 (the “Security Agreement”) by and among the Company, its wholly-owned subsidiaries, Mikab Corporation and AmeriCrew Holdings LLC, the Purchasers, and Westpark Capital Inc. (“West Park”), as agent for the secured parties. The Company’s obligations under the Notes are also secured by a pledge of the equity with the Company’s subsidiaries.

Pursuant to the SPA, the Company and its wholly owned subsidiaries, entered into a Guaranty Agreement, dated December 16, 2021 (the “Guaranty Agreement”) by and among the Company, Mikab Corporation, AmeriCrew Holdings, LLC and the Purchasers. Each Guarantor has guaranteed to the Purchasers the payment of the Notes.

In addition, pursuant to the SPA, the Company entered into a Registration Rights Agreement with each Purchaser in which the Company has agreed to file a Registration Statement on Form S-1 with the SEC registering the underlying shares of Common Stock within 30 days of the termination of the Note offering.

The Company agreed to pay Westpark a fee of 5% of the gross proceeds of this offering and Placement Agent Warrants equal to 5% of the total amount of warrants issued to the three investors in connection with the December 16, 2021 closing. The offer and sale of the Notes and Warrants pursuant to the SPA and the Placement Agent Warrants was not registered under the Securities Act of 1933 and was exempt from registration pursuant to Section 4(a)(2) thereof and Rule 506(b) promulgated thereunder.

The foregoing description of the terms of the SPA, Notes, the Warrants, the Security Agreement, the Guaranty Agreement, the Registration Rights Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the form of Note, the form of Warrant, the form of SPA, the form of Security Agreement, the form of Guaranty Agreement, and the form of Registration Rights Agreement, a copy of which is filed or incorporated by reference as Exhibits 10.1, 10.2, 10.3, respectively, to this Current Report on Form 8-K and Exhibits 10.7, 10.8 and 10.9, respectively, to the Form 8-K filed on October 12, 2021 and is incorporated herein by reference.

November 29, 2021

On November 29, 2021, the Company entered into SPAs with four additional Purchasers in connection with their loans of an aggregate of $200,000 and issued these Purchasers Notes and Warrants. The proceeds shall be used for working capital.

The terms of the SPA, Notes and Warrants, and related Security Agreement, Guaranty Agreement and Registration Rights Agreement are similar to the documents executed on December 16, 2021.

Westpark served as placement agent for the November 29th sales, received a cash commission in the amount of 9% of the gross proceeds sold and received five-year warrants (the “Placement Agent Warrants”) to purchase such number of shares of common stock as are equal to 9% of the aggregate number of shares of common stock underlying the Notes. The Placement Agent Warrants have an exercise price of $110% of the applicable Warrant exercise price.

The issuances of the Notes and the Warrants was exempt from registration under Section 4(a)(2) and Rule 506(c) promulgated thereunder.

The foregoing description of the terms of the SPA, the Notes, the Warrants, the Security Agreement, Guaranty Agreement and Registration Rights Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the forms of SPA, Note, Warrant, Security Agreement, Guaranty Agreement and Registration Rights Agreement, copies which were filed as Exhibits 10.4, 10.5, 10.6, 10.7, 10.8 and 10.9, respectively, to the Form 8-K filed on October 12, 2021and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

		Incorporated by Reference			Filed or Furnished
Exhibit #	Exhibit Description	Form	Date	Number	Herewith
10.1	Securities Purchase Agreement				Filed
10.2	Form of Secured Convertible Promissory Note				Filed
10.3	Form of Warrant				Filed
10.4	Securities Purchase Agreement	8-K	10/12/21	10.1
10.5	Form of Secured Convertible Promissory Note	8-K	10/12/21	10.2
10.6	Form of Warrant	8-K	10/12/21	10.3
10.7	Form of Security Agreement	8-K	10/12/21	10.4
10.8	Form of Guaranty Agreement	8-K	10/12/21	10.5
10.9	Form of Registration Rights Agreement	8-K	10/12/21	10.6
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICREW INC.

Date: December 21, 2021	By:	/s/ P. Kelley Dunne
		Name:	P. Kelley Dunne
		Title:	Chief Executive Officer

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